As filed with the Securities and Exchange Commission on July 14, 2005
                         Registration No.  333- ________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                            _________________________

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                            _________________________

                           KNIGHT TRANSPORTATION, INC.
             (Exact name of Registrant as specified in its charter)


                ARIZONA                                86-0649974
                (State)                     (I.R.S. Employer Identification No.)

           5601 W. BUCKEYE RD.                           85043
            PHOENIX, ARIZONA                          (Zip Code)
(Address of Principal Executive Offices)


                        2003 KNIGHT TRANSPORTATION, INC.
                                STOCK OPTION PLAN
                            (Full title of the plan)
                            _________________________

                                  With copy to:

             Kevin P. Knight                     James E.  Brophy, III, Esq.
         Chief Executive Officer                 Ryley Carlock & Applewhite
        Knight Transportation, Inc.                      Suite 1200
          5601 West Buckeye Road                  One North Central Avenue
          Phoenix, Arizona 85043                   Phoenix, Arizona 85004
            (602) 269-2000                             (602) 258-7701
            (Name, address and telephone number of agent for service)
                            _________________________

                                      CALCULATION OF REGISTRATION FEE
==============================================================================================================
                                                    Proposed              Proposed
                                                    maximum               maximum
Title of securities to be      Amount to be    offering price per    aggregate offering        Amount of
registered                    registered (1)        share (2)             price (2)        registration fee(2)
--------------------------------------------------------------------------------------------------------------
Common stock, par value $.01
per share                       2,500,000           $25.825            $64,562,500.00          $7,599.01
==============================================================================================================

(1) There are also registered an undetermined number of additional shares of the Company's Common Stock that may become issuable under the Company's 2003 Stock Option Plan in the event of certain changes in the outstanding shares of the Company's Common Stock or in the capital structure of the Company, including any stock dividend, stock split, recapitalization or similar transaction.

(2) Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(c) and 457(h) of the Securities Act of 1933, on the basis of the average of the high and low prices of the Company's Common
     Stock  on  the  New  York  Stock  Exchange  on  July  11,  2005.

================================================================================

                  EXPLANATORY NOTE; INCORPORATION BY REFERENCE

Knight Transportation, Inc. (the "Registrant") has prepared this Registration Statement in accordance with the requirements of Form S-8 under the Securities Act of 1933 (the "Securities Act") to increase by 2,500,000 the number of shares registered under the 2003 Knight Transportation, Inc. Stock Option Plan. Pursuant to General Instruction E of Form S-8, the contents of the Registration Statement on Form S-8 (File No. 333-105718) previously filed by Knight Transportation, Inc. with the Securities and Exchange Commission on May 30, 2003, are hereby incorporated by reference in this Registration Statement. In accordance with the instructions to Form S-8, the required legal opinions and consents are attached hereto.

                                   SIGNATURES

     THE  REGISTRANT.  Pursuant  to  the  requirements  of the Securities Act of
     ---------------

1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on this 12 day of July, 2005.

                                        KNIGHT TRANSPORTATION, INC.,
                                        an Arizona corporation

                                        By    /s/  Kevin  P.  Knight
                                          --------------------------------------
                                          Kevin P. Knight, Chairman of the Board
                                          and Chief Executive Officer

                                        By    /s/ David Jackson
                                          --------------------------------------
                                          David Jackson, Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

            SIGNATURE AND TITLE                    DATE
            ------------------                     ----

/s/ Kevin P. Knight                                July 13, 2005
---------------------------------------
Kevin P. Knight, Chairman of the Board,
Director


/s/ Gary J. Knight                                 July 13, 2005
---------------------------------------
Gary J. Knight, Vice Chairman, Director


/s/ Timothy M. Kohl                                July 13, 2005
---------------------------------------
Timothy M. Kohl, Director, President


/s/ Donald A. Bliss                                July 12, 2005
---------------------------------------
Donald A. Bliss, Director


/s/ Randy Knight                                   July 13, 2005
---------------------------------------
Randy Knight, Director


/s/ G.D. Madden                                    July 12, 2005
---------------------------------------
G.D. Madden, Director


                                      -3-

/s/ Kathryn Munro                                  July 12, 2005
---------------------------------------
Kathryn Munro, Director


                                                   July __, 2005
---------------------------------------
Mark Scudder, Director

/s/ Michael Garnreiter                             July 12, 2005
---------------------------------------
Michael Garnreiter, Director

                                  EXHIBIT INDEX
                                  -------------


                                                                      Sequentially
Exhibit No.                        Description                        Numbered Pages (1)
-----------                        -----------                        ------------------
4.1          Articles 4, 10 and 11 of the Restated Articles of
             Incorporation of the Company.  (Incorporated by
             reference to Exhibit 4.1 to the Company's Registration
             Statement on form S-3 No. 333-72130)

4.2          Sections 2 and 5 of the Amended and Restated
             Bylaws of the Company. (Incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on form S-3 No. 333-72130)

4.3          Knight Transportation, Inc. 2003 Stock Option Plan.
             (Incorporated by reference from Exhibit 1 to the Company's Proxy Statement filed April 4, 2003 on
             Schedule 14A.)

5.1* Opinion of Ryley Carlock & Applewhite, a professional association

23.1* Consent of Ryley Carlock & Applewhite, a professional association (see Exhibit 5.1)

23.2* Consent of Deloitte & Touche LLP, independent public accountants


* Filed herewith.

1/ The page numbers where exhibits (other than those incorporated by reference)
--
may be found are indicated only on the manually signed Registration Statement.



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